POPE FAMILY OF FUNDS

HALTER POPE USX CHINA FUND

Supplement to Prospectus and Statement of Additional Information
Dated August 3, 2007

This Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated August 29, 2006, for the Halter Pope USX China Fund (“Fund”), a series of the Pope Family of Funds (“Trust”), updates the Prospectus (as previously supplemented on December 1, 2006) and SAI to revise the information as described below. For further information, please contact the Fund toll-free at 1-877-244-6235. You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904, or by calling the Fund toll-free at the number above.

•	Change in the Fund’s Investment Advisor:

This Supplement to the Prospectus and SAI notifies shareholders, potential investors and other interested parties that as of August 1, 2007 Parr Financial Group, LLC (“Parr”), a Tennessee limited liability company and investment advisor registered with the U.S. Securities and Exchange Commission, with an address of 5100 Poplar Avenue, Suite 3117, Memphis, TN 38137, serves as Fund’s investment advisor pursuant to an Interim Investment Advisory Agreement, dated July 31, 2007, between Parr and the Trust (“Interim Advisory Agreement”). The Interim Advisory Agreement was approved by the Board of Trustees of the Trust (“Board”) at a Special Meeting of the Board (“Special Meeting”) held on July 30, 2007 as a result of Stephen L. Parr, a portfolio manager for the Fund, leaving Pope Asset Management, LLC (“Pope”), the Fund’s previous investment advisor, to join Parr, and Pope and the Trust agreeing to terminate the Investment Advisory Agreement, dated May 27, 2005, between Pope and the Fund (“Previous Advisory Agreement”) effective July 31, 2007. The Interim Advisory Agreement is similar in all material respects to the Previous Advisory Agreement; provided, however, the Interim Investment Advisor Agreement (i) in accordance with federal securities laws, has a term of the earlier of 150 days from the date of the Interim Advisory Agreement (December 29, 2007) or the date that a new investment advisory agreement is approved by the shareholders of the Fund; and (ii) may be terminated by the Trust on 10 days’ written notice to Parr. Accordingly, there will need to be a special meeting of the shareholders of the Fund to consider and vote upon a proposed new Investment Advisory Agreement (“New Advisory Agreement”) between the Trust and Parr. The New Advisory Agreement was approved, subject to shareholder approval, by the Board at the Special Meeting.

Mr. Parr will be the portfolio manager under the Interim Advisor Agreement and, subject to shareholder approval, will continue to be the portfolio manager under the New Advisory Agreement, which is similar in all material respects to the Previous Advisory Agreement. The New Advisory Agreement will take effect immediately upon approval by the shareholders of the Fund.

Investors Should Retain This Supplement for Future Reference